                                             UAM Funds
                                             Funds for the Informed Investor/sm/

FMA Small Company Portfolio
Annual Report

                                                                October 31, 2001



                                                                          UAM(R)

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1

Statement of Net Assets.....................................................   4

Statement of Operations.....................................................   9

Statement of Changes in Net Assets..........................................  10

Financial Highlights........................................................  11

Notes to Financial Statements...............................................  12

Report of Independent Accountants...........................................  17

--------------------------------------------------------------------------------

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

November 26, 2001

Dear Shareholder:

Exacerbated by the tragic events of September 11, 2001, the U.S. economy is now in recession. Consumer sentiment has declined in the face of the terrorist attacks and unemployment appears to be headed higher. Fortunately, the Federal Reserve and the federal government have responded boldly and reduced interest rates further in addition to providing a fiscal stimulus package to help reinvigorate the economy. Although the exact timing and magnitude of a recovery remains somewhat elusive, we are confident that these actions will aid economic growth in 2002.

For the year ended October 31, 2001, the small cap market, as measured by the Russell 2000 Index, declined 12.70%. This compares to the large cap market, as measured by the S&P 500 Composite Index, which recorded a loss of 24.90% for the period. This caps another year of outperformance by the small cap market and is likely to continue as an economic recovery takes hold. The FMA Small Company Portfolio earned a 1.57% return for the year ended October 31, 2001, outperforming both the Russell 2000 and S&P 500 Composite indices.

Contributing to the Portfolio's outperformance compared to the Russell 2000 was its underweighted positions within the technology and health care sectors. For the year ended October 31, 2001, the technology sector plunged 56% while the health care sector fell 20%. These were the worst performing sectors of the small cap market. In addition, superior stock selection within both sectors contributed to our outperformance, particularly in the health care sector. Finally, our overweighted positions in the financial and consumer staples sectors, which were the strongest performing sectors of the market, also aided relative performance.

For the year ahead, we are beginning to position the Portfolio more aggressively for an expected economic recovery. We anticipate adding to our consumer discretionary, capital goods and technology sectors throughout the next several months. We are particularly focused on companies that are most likely to experience an earnings rebound as economic momentum builds in 2002.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

We continue to believe that stock selection will be critical to superior investment performance in the current market environment. As such, our investment process and fundamental analytical strength will remain critical to our future success. We remain committed to maximizing your returns in the small cap market.

Yours truly,

/s/ Kathryn A. Vorisek

Kathryn A. Vorisek
Chief Investment Officer
Fiduciary Management Associates, Inc.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

S&P 500 Composite Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

                                    [CHART]

Growth of a $10,000 Investment

-------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
 FOR PERIOD ENDED OCTOBER 31, 2001
-------------------------------------
    1             5            10
   Year         Years         Years
-------------------------------------
  1.57%         10.19%        12.35%
-------------------------------------

                      FMA Small Co        Russell            S&P

10/31/91                 10,000           10,000           10,000
  Oct-92                  9,852           10,948           10,995
  Oct-93                 13,561           14,496           12,631
  Oct-94                 14,177           14,451           13,119
  Oct-95                 16,101           17,100           16,583
  Oct-96                 19,725           19,942           20,576
  Oct-97                 28,075           25,791           27,182
  Oct-98                 27,485           22,735           33,161
  Oct-99                 25,388           26,116           41,674
  Oct-00                 31,550           30,663           44,212
   1-Oct                 32,045           26,768           33,203

*If the adviser and/or portfolio service providers had not limited certian expenses, the portfolio's total return would have been lower.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative index on page 2.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCK - 93.9%

                                                          Shares        Value
                                                         --------    -----------
ADVERTISING -- 2.0%
  Advo* ...............................................   76,000     $ 2,741,320
                                                                     -----------
AEROSPACE/DEFENSE EQUIPMENT -- 1.9%
  Alliant Techsystems* ................................   30,962       2,701,744
                                                                     -----------
AIRLINES -- 1.0%
  Alaska Air Group* ...................................   59,850       1,460,340
                                                                     -----------
AUTOMOTIVE -- 1.0%
  BorgWarner ..........................................   31,500       1,345,680
                                                                     -----------
BANKS -- 7.3%
  East-West Bancorp ...................................  128,300       2,898,297
  Greater Bay Bancorp .................................   99,600       2,269,884
  Republic Bancorp ....................................  214,500       3,163,875
  Texas Regional Bancshares, Cl A .....................   58,410       1,956,735
                                                                     -----------
                                                                      10,288,791
                                                                     -----------
BUILDING & CONSTRUCTION -- 1.0%
  Texas Industries ....................................   48,400       1,456,840
                                                                     -----------
BUSINESS SERVICES -- 1.6%
  eFunds* .............................................  144,300       2,236,650
                                                                     -----------
CHEMICALS -- 6.7%
  Georgia Gulf ........................................  123,000       2,185,710
  Minerals Technologies ...............................   66,000       2,699,400
  Olin ................................................  154,200       2,309,916
  Wellman .............................................  174,150       2,196,031
                                                                     -----------
                                                                       9,391,057
                                                                     -----------
COMPUTER TECHNOLOGY -- 1.3%
  Zebra Technologies, Cl A* ...........................   40,800       1,879,656
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                          Shares        Value
                                                         --------    -----------
ELECTRICAL SERVICES -- 4.9%
  Northwestern ........................................   117,050    $ 2,253,213
  Sierra Pacific Resources ............................   175,600      2,547,956
  Unisource Energy ....................................   134,750      2,123,660
                                                                     -----------
                                                                       6,924,829
                                                                     -----------
ENERGY RESOURCES -- 2.7%
  Seacor Smit* ........................................    56,125      2,224,795
  Swift Energy* .......................................    65,750      1,554,987
                                                                     -----------
                                                                       3,779,782
                                                                     -----------
FINANCIAL SERVICES -- 10.5%
  American Capital Strategies .........................   104,000      2,576,080
  Financial Federal* ..................................   116,600      2,915,000
  Jefferies Group .....................................    92,300      3,061,591
  Metris ..............................................   123,750      2,005,987
  Ocwen Financial* ....................................   233,100      2,004,660
  Southwest Securities Group ..........................   125,393      2,194,378
                                                                     -----------
                                                                      14,757,696
                                                                     -----------
FOOD, BEVERAGE & TOBACCO --2.8%
  Constellation Brands, Cl A* .........................    55,200      2,265,408
  Performance Food Group* .............................    56,700      1,666,413
                                                                     -----------
                                                                       3,931,821
                                                                     -----------
HOME PRODUCTS -- 2.1%
  Alberto-Culver, Cl A ................................    79,100      2,871,330
                                                                     -----------
HOUSEHOLD FURNITURE & FIXTURES -- 2.5%
  Ethan Allen Interiors ...............................    51,400      1,645,314
  Furniture Brands International* .....................    75,700      1,817,557
                                                                     -----------
                                                                       3,462,871
                                                                     -----------
INSURANCE -- 3.1%
  Harleysville Group ..................................    88,800      2,134,752
  Phoenix Companies* ..................................   174,600      2,243,610
                                                                     -----------
                                                                       4,378,362
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCK - continued

                                                          Shares        Value
                                                         --------    -----------
MANUFACTURING -- 1.4%
  Flowserve* ..........................................    86,500    $ 2,022,370
                                                                     -----------
  MEDICAL PRODUCTS & SERVICES -- 3.8%
  Apria Healthcare Group* .............................    88,900      2,044,700
  Province Healthcare* ................................    68,900      1,898,195
  Steris* .............................................    62,450      1,398,880
                                                                     -----------
                                                                       5,341,775
                                                                     -----------
  PACKAGING -- 1.5%
  Aptargroup ..........................................    70,600      2,125,060
                                                                     -----------
  PAPER & PAPER PRODUCTS -- 1.6%
  Packaging Corporation Of America* ...................   129,400      2,290,380
                                                                     -----------
PETROLEUM & FUEL PRODUCTS -- 1.2%
  Pride International* ................................   131,600      1,692,376
                                                                     -----------
  PHYSICAL THERAPY CARE-SPECIALTY -- 3.2%
  Invacare ............................................    59,150      1,981,525
  RehabCare Group* ....................................   100,600      2,555,240
                                                                     -----------
                                                                       4,536,765
                                                                     -----------
  PRINTING & PUBLISHING -- 1.6%
  Meredith ............................................    69,400      2,290,200
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 9.0%
  Brandywine Realty Trust .............................   115,150      2,273,061
  CBL & Associates Properties .........................   107,400      3,127,488
  Glenborough Realty Trust ............................   157,100      2,731,969
  Home Properties of New York .........................    76,800      2,350,848
  SL Green Realty .....................................    71,500      2,132,130
                                                                     -----------
                                                                      12,615,496
                                                                     -----------
RESTAURANTS -- 1.7%
  Sonic* ..............................................    69,500      2,328,945
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------
COMMON STOCK - continued

                                                          Shares        Value
                                                         --------    -----------
RETAIL -- 3.5%
  Duane Reade* ......................................      95,000   $  2,842,400
  Michaels Stores* ..................................      39,900      2,049,663
                                                                    ------------
                                                                       4,892,063
                                                                    ------------
SAVINGS & LOAN -- 3.5%
  American Financial Holdings .......................     105,900      2,687,742
  Connecticut Bancshares ............................      97,400      2,267,472
                                                                    ------------
                                                                       4,955,214
                                                                    ------------
SEMICONDUCTORS/INSTRUMENTS -- 4.3%
  Actel* ............................................     114,775      2,129,076
  DSP Group* ........................................     102,300      2,148,300
  Power Integrations* ...............................      74,900      1,723,449
                                                                    ------------
                                                                       6,000,825
                                                                    ------------

STEEL & STEEL WORKS -- 1.4%
  AK Steel Holding ..................................     220,400      2,005,640
                                                                    ------------

TRUCKING -- 1.6%
  Landstar System* ..................................      32,200      2,307,774
                                                                    ------------

WHOLESALERS -- 2.2%
  United Stationers* ................................     110,650      3,103,733
                                                                    ------------

TOTAL COMMON STOCK
  (Cost $134,565,523) ...............................                132,117,385
                                                                    ------------

SHORT-TERM INVESTMENT -- 5.3%
                                                           Face
                                                          Amount
                                                         --------
REPURCHASE AGREEMENT -- 5.3%
  JP Morgan Chase Securities,
    Inc. 2.40%, dated 10/31/01,
    due 11/01/01, to be repurchased
    at $7,493,500, collateralized by
    $6,444,746 of various U.S. Treasury
    Obligations, valued at $7,745,432
    (Cost $7,493,000)................................  $7,493,000      7,493,000
                                                                    ------------

  TOTAL INVESTMENTS -- 99.2%
    (Cost $142,058,523) (a)..........................                139,610,385
                                                                    ------------
  OTHER ASSETS AND LIABILITIES, NET -- 0.8%..........                  1,183,575
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:

                                                                      Value
                                                                   ------------

Paid in Capital ...............................................    $146,080,104
Accumulated Net Realized Loss .................................      (2,838,006)
Unrealized Depreciation .......................................      (2,448,138)
                                                                   ------------

Total Net Assets -- 100.0% ....................................    $140,793,960
                                                                   ============

Institutional Class Shares
Shares Issued and Outstanding
   (Authorized 25,000,000 -- $0.001 par value) ................       8,478,124
Net Asset Value, Offering and Redemption Price Per Share ......          $16.61
                                                                         ======

  * Non-Income Producing Security
 Cl Class
(a) The cost for federal income tax purposes was $142,291,857. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $2,681,472. This consisted of aggregate gross unrealized appreciation for all securities of $9,378,607 and aggregate gross unrealized depreciation for all securities of $12,060,079.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    FMA SMALL COMPANY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends .......................................................   $ 1,802,386
Interest ........................................................       448,805
                                                                    -----------
       Total Income .............................................     2,251,191
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B ..............................     1,085,004
Shareholder Servicing Fees -- Note F ............................       172,843
Administrative Fees -- Note C ...................................       176,213
Transfer Agent Fees .............................................        50,460
Printing Fees ...................................................        45,066
Audit Fees ......................................................        32,870
Legal Fees ......................................................        23,125
Custodian Fees ..................................................        21,918
Directors' Fees -- Note E .......................................        12,168
Other Expenses ..................................................        26,127
                                                                    -----------
       Net Expenses Before Expense Offset .......................     1,645,794
Expense Offset -- Note A ........................................        (7,208)
                                                                    -----------
       Net Expenses After Expense Offset ........................     1,638,586
                                                                    -----------
Net Investment Income ...........................................       612,605
                                                                    -----------
Net Realized Gain on Investments ................................     7,584,419
Net Change in Unrealized Appreciation (Depreciation)
    on Investments ..............................................    (9,280,445)
                                                                    -----------
Net Loss on Investments .........................................    (1,696,026)
                                                                    -----------
Net Decrease in Net Assets Resulting from Operations ............   $(1,083,421)
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                     Year Ended         Year Ended
                                                                                    October 31,        October 31,
                                                                                       2001               2000
                                                                                   -------------      -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...............................................          $     612,605      $     883,423
   Net Realized Gain ...................................................              7,584,419         16,939,034
   Net Change in Unrealized Appreciation (Depreciation) ................             (9,280,445)         6,760,291
                                                                                  -------------      -------------
   Net Increase (Decrease) in Net Assets
      Resulting from Operations ........................................             (1,083,421)        24,582,748
                                                                                  -------------      -------------
Distributions:
   Net Investment Income:
      Institutional Class ..............................................               (783,928)          (832,019)
      Institutional Service Class ......................................                     --               (661)
   Return of Capital:
      Institutional Class ..............................................                (75,230)                --
                                                                                  -------------      -------------
   Total Distributions .................................................               (859,158)          (832,680)
                                                                                  -------------      -------------
Capital Share Transactions -- Note J:
Institutional Class:
   Issued ..............................................................             88,192,060         52,478,957
   In Lieu of Cash Distributions .......................................                826,123            789,829
   Redeemed ............................................................            (62,166,694)       (96,121,881)
                                                                                  -------------      -------------
   Net Increase (Decrease) from Institutional Class Shares .............             26,851,489        (42,853,095)
                                                                                  -------------      -------------
Institutional Service Class (1):
   Issued ..............................................................                     --            144,248
   In Lieu of Cash Distributions .......................................                     --                661
   Redeemed ............................................................                     --           (568,533)
                                                                                  -------------      -------------
   Net Decrease from Institutional Service
      Class Share ......................................................                     --           (423,624)
                                                                                  -------------      -------------
   Net Increase (Decrease) from Capital
      Share Transactions ...............................................             26,851,489        (43,276,719)
                                                                                  -------------      -------------
      Total Increase (Decrease) ........................................             24,908,910        (19,526,651)
Net Assets:
   Beginning of Period .................................................            115,885,050        135,411,701
                                                                                  -------------      -------------
   End of Period (including undistributed net investment income
      of $0 and $183,783, respectively) ................................          $ 140,793,960      $ 115,885,050
                                                                                  =============      =============


(1) The Institutional Service Class Shares fully liquidated its assets on June 4, 2000.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                             Institutional Class Shares
                                              -----------------------------------------------------------
                                                               Years Ended October 31,
                                              -----------------------------------------------------------
                                                2001        2000         1999         1998         1997
                                              --------    --------     --------     --------     --------
Net Asset Value,
    Beginning of Period ...................   $  16.46    $  13.35     $  14.52     $  16.60     $ 14.11
                                              --------    --------     --------     --------     -------

Income from Investment
    Operations:
    Net Investment Income .................       0.08        0.12         0.08         0.07        0.06
    Net Realized and Unrealized
       Gain (Loss) ........................       0.18++      3.10        (1.17)       (0.31)       4.97
                                              --------    --------     --------     --------     -------

    Total from Investment
       Operations .........................       0.26        3.22        (1.09)       (0.24)       5.03
                                              --------    --------     --------     --------     -------

Distributions:
    Net Investment Income .................      (0.10)      (0.11)       (0.08)       (0.07)      (0.13)
    Net Realized Gain .....................         --          --           --        (1.77)      (2.41)
    Return of Capital .....................      (0.01)         --           --           --          --
                                              --------    --------     --------     --------     -------
    Total Distributions ...................      (0.11)      (0.11)       (0.08)       (1.84)      (2.54)
                                              --------    --------     --------     --------     -------
Net Asset Value, End of Period ............   $  16.61    $  16.46     $  13.35     $  14.52     $ 16.60
                                              ========    ========     ========     ========     =======
Total Return ..............................       1.57%      24.27%+      (7.63)%+     (2.10)%+    42.33%+
                                              ========    ========     ========     ========     =======
Ratios and Supplemental Data
Net Assets, End of Period
    (Thousands) ...........................   $140,794    $115,885     $135,040     $213,491     $45,060
Ratio of Expenses to
    Average Net Assets ....................       1.14%       1.02%        1.03%        1.03%       1.03%
Ratio of Net Investment Income
    to Average Net Assets .................       0.42%       0.75%        0.52%        0.62%       0.50%
Portfolio Turnover Rate ...................         99%        108%         121%          39%         86%


 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
++ The amount shown for the year ended October 31, 2001 for a share outstanding throughout the period does not accord with the aggregate net losses on investments for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

UAM Funds, Inc., UAM Funds, Inc. II, and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio offered two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Service Class Shares fully liquidated its assets on June 4, 2000. Both classes of shares had identical voting rights (except Service Class shareholders had exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined by using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

     underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date. The Portfolio's distributions to shareholders may include a return of capital received from the REITs as well as returns of capital attributed to distributions of other income for financial reporting purposes which was not subject to taxation.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

          Permanent book and tax basis differences relating to shareholder distributions resulted in reclassifications to undistributed net investment income of $62,770 and paid in capital of ($62,770).

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed

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UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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     to a portfolio or share class are apportioned among the portfolios of the
     UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.20% of average daily net assets.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

     For the five months ended March 31, 2001, UAMFSI was paid $74,432, of which $30,760 was paid to SEI for their services, $14,511 to DST for their services and $11,012 to UAMSSC for their services.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

     Effective April 1, 2001, SEI (the "Administrator") was appointed as the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the seven months ending October 31, 2001, the Administrator was paid $101,781.

     Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, the Portfolio paid PBHGSSC $23,391.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

     G. Purchases and Sales: For the year ended October 31, 2001, the Portfolio made purchases of $161,620,401 and sales of $131,513,242 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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     H. Line of Credit: The Portfolio, along with certain other portfolios of
UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum) payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2001, the Portfolio had no borrowings under the agreement.

     I. Other: At October 31, 2001, 52% of total shares outstanding were held by 2 shareholders of Institutional Class Shares, each owning 10% or greater of the aggregate total shares outstanding.

     At October 31, 2001, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $2,604,674 which will expire on October 31, 2007.

     J. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:


                                                          Institutional          Institutional Service
                                                          Class Shares                Class Shares
                                                    -------------------------   -------------------------
                                                       Year          Year          Year          Year
                                                       Ended         Ended         Ended         Ended
                                                    October 31,   October 31,   October 31,   October 31,
                                                       2001          2000          2001          2000
                                                    -----------   -----------   -----------   -----------
Shares Issued ..........................            4,938,046     3,480,137            --       10,208
In Lieu of Cash Distributions ..........               48,031        52,831            --           46
Shares Redeemed ........................           (3,549,958)   (6,609,595)           --      (38,077)
                                                   ----------    ----------    ----------   ----------
Net Increase (Decrease) from
   Capital Share Transactions ..........            1,436,119    (3,076,627)           --      (27,823)
                                                   ==========    ==========    ==========   ==========

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
FMA Small Company Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMA Small Company Portfolio (one of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
December 14, 2001

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

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Federal Tax Information: (Unaudited)

For the year ended October 31, 2001, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders was 100%.

                                     NOTES

                                     NOTES

                                     NOTES

UAM FUNDS                                            FMA SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

Officers and Directors
James F. Orr, III                        Linda T. Gibson
Director, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajden Vetterlein
Director                                 Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Director                                 Treasurer

Philip D. English                        Suzan M. Barron
Director                                 Assistant Secretary

William A. Humenuk                       Molly S. Mugler
Director                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Fiduciary Management Associates, Inc.
55 West Monroe Street, Suite 2550
Chicago, IL 60603-5093

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109




                                   ---------------------------------------------
                                    This report has been prepared for
                                    shareholders and may be distributed to
                                    others only if preceded or accompanied by a
                                    current prospectus.
                                   ---------------------------------------------